                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 10, 1997
                                                  -------------

                               Memry Corporation
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      0-14068                    06-1084424
--------------------                -------                    ----------
  (State or other                 (Commission                (IRS Employer
   jurisdiction of                File Number)             Identification No.)
   incorporation)


57 Commerce Drive, Brookfield, Connecticut                06804
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (203) 740-7311
                                                  ------------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                                              Page 1 of 31 Pages

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On May 12, 1997, Wright Machine Corporation, a Delaware corporation ("Wright") and a wholly-owned subsidiary of Memry Corporation ("Memry"), executed a Purchase Agreement (the "Agreement") with Thomas Industries Auction & Liquidation Corporation ("Thomas") regarding the sale of substantially all of the machinery and equipment of Wright (the "Equipment," and such sale, the "Sale") for $1,100,000. In connection with the Agreement, Memry has agreed to, jointly and severally with Wright, indemnify Thomas against certain losses sustained as a result of a failure by Wright to transfer to Thomas good and marketable title to the Equipment or due to any untrue representation or warranty or breach of any covenant or agreement of Wright contained in the Agreement, up to a maximum aggregate amount of $1,100,000. The Sale was consummated on June 10, 1997. Memry and Wright used $471,000 of the proceeds of the Sale to make a prepayment on their term loan to their principal lender. The remaining proceeds will be used to pay severance and other costs related to the liquidation of Wright (as described below) and for general working capital purposes.

     The purchase price paid by Thomas to Wright pursuant to the aforesaid transaction was determined by arms-length bargaining between two non-affiliated parties. No material relationship exists between Thomas and either of the Company or Wright (including any of the Company's or Wright's affiliates, directors, officers or their associates).

     The Sale was part of the planned liquidation of Wright. Wright ceased operations as of the close of business on June 5, 1997, and laid off all but nine of its employees on that date. Wright intends to lay off its remaining employees as soon as practicable. Wright's premises have been listed for sale, and Wright is in the process of liquidating its remaining inventory. Memry's decision to liquidate Wright was primarily based on the following factors: (i) the desire to cease Wright's continuing losses in order to improve Memry's earnings and cash flow; (ii) Memry's desire to concentrate on its core speciality metals business, especially in the medical industry; and (iii) Memry's belief that Wright could be liquidated without a loss upon its disposition. Based on the foregoing, Memry reached the conclusion that the profitability that Wright might have been able to achieve would not outweigh the benefits to be obtained for Memry from Wright's immediate liquidation.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Not applicable

(b) Pro Forma Financial Information

The following unaudited pro forma condensed financial statements are filed with this report:

Pro Forma Condensed Balance Sheet as at March 31, 1997
Pro Forma Condensed Statements of Operations:
   Nine Months Ended March 31, 1997
   Year Ended June 30, 1996
   Notes to Pro Forma Financial Statements


                                                              Page 2 of 31 Pages

     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.    Description of Document
-----------    -----------------------

2. Purchase Agreement, dated as of May 12, 1997, between the Company and Thomas Industries Auction & Liquidation Corporation.

                                                              Page 3 of 31 Pages

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEMRY CORPORATION


Date: June 24, 1997                     By:/s/ James G. Binch
                                           --------------------------------
                                           James G. Binch
                                           President

                                                              Page 4 of 31 Pages

                        PRO FORMA FINANCIAL INFORMATION

The Pro Forma Condensed Balance Sheet of Registrant as at March 31, 1997 reflects the financial position of Registrant after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on March 31, 1997. The Pro Forma Condensed Statements of Operations for the nine months ended March 31, 1997 and for the year ended June 30, 1996 assume that the disposition occurred on July 1, 1995, and are based on the operations of Registrant for the nine months ended March 31, 1997 and the year ended June 30, 1996.

The unaudited pro forma condensed financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

                                                              Page 5 of 31 Pages

                         MEMRY CORPORATION & SUBSIDIARY

                       PRO FORMA CONDENSED BALANCE SHEET

                                 MARCH 31, 1997
                                  (UNAUDITED)

                                                     PRO FORMA
                                       HISTORICAL   ADJUSTMENTS     PRO FORMA
                                      ------------  -----------    ------------
ASSETS
Current Assets
  Cash and cash equivalents.........  $        --   $1,100,000 (1)
                                                      (200,000)(3)
                                                      (471,000)(4)
                                                      (329,000)(5) $    100,000
  Accounts receivable, net of allow-
   ance for doubtful accounts.......     2,121,000         --         2,121,000
  Inventories.......................     2,035,000    (300,000)(6)    1,735,000
  Prepaid expenses and other........       117,000         --           117,000
                                      ------------  ----------     ------------
    Total current assets............     4,273,000    (200,000)       4,073,000
Property, Plant and Equipment, at
 cost...............................     6,079,000    (883,000)(1)
                                                      (346,000)(2)    4,850,000
  Less accumulated depreciation.....    (2,433,000)    867,000 (1)   (1,566,000)
                                      ------------  ----------     ------------
                                         3,646,000    (362,000)       3,284,000
                                      ------------  ----------     ------------
Other Assets
  Patents and patent rights, net....     1,901,000         --         1,901,000
  Costs in excess of business ac-
   quired, net......................       940,000         --           940,000
  Deferred financing costs, net.....       133,000         --           133,000
  Deposits..........................        53,000         --            53,000
                                      ------------  ----------     ------------
                                         3,027,000         --         3,027,000
                                      ------------  ----------     ------------
    Total assets....................  $ 10,946,000  $ (562,000)    $ 10,384,000
                                      ============  ==========     ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued ex-
   penses...........................  $  3,021,000  $ (329,000)(5) $  2,692,000
  Notes payable.....................     2,635,000    (471,000)(4)    2,164,000
                                      ------------  ----------     ------------
    Total current liabilities.......     5,656,000    (800,000)       4,856,000
                                      ------------  ----------     ------------
Stockholders' Equity
  Common stock, $.01 par value;
   30,000,000 authorized shares;
   16,717,354 shares issued and out-
   standing                                167,000         --           167,000
  Additional paid-in capital........    39,049,000         --        39,049,000
  Retained earnings (Accumulated
   deficit).........................   (33,926,000)    238,000      (33,688,000)
                                      ------------  ----------     ------------
    Total stockholders' equity......     5,290,000     238,000        5,528,000
                                      ------------  ----------     ------------
    Total liabilities and stockhold-
     ers' equity....................  $ 10,946,000  $ (562,000)    $ 10,384,000
                                      ============  ==========     ============

                                                              Page 6 of 31 Pages

                         MEMRY CORPORATION & SUBSIDIARY

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                    FOR THE NINE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)


                                                    PRO FORMA
                                       HISTORICAL  ADJUSTMENTS      PRO FORMA
                                       ----------  -----------      ----------
Revenues
  Product Sales....................... $9,357,000  $(1,430,000)(7)  $7,927,000
  Research and development............    172,000          --          172,000
                                       ----------  -----------      ----------
                                        9,529,000   (1,430,000)      8,099,000
                                       ----------  -----------      ----------
Cost of revenues
  Manufacturing.......................  6,159,000   (1,759,000)(7)   4,400,000
  Research and development............    229,000          --          229,000
                                       ----------  -----------      ----------
                                        6,388,000   (1,759,000)      4,629,000
                                       ----------  -----------      ----------
    Gross profit......................  3,141,000      329,000       3,470,000
                                       ----------  -----------      ----------
Operating expenses
  General, selling and administration.  3,363,000     (239,000)(7)   3,124,000
  Depreciation and amortization.......    530,000      (39,000)(9)     491,000
                                       ----------  -----------      ----------
                                        3,893,000     (278,000)      3,615,000
                                       ----------  -----------      ----------
    Operating loss....................   (752,000)     607,000        (145,000)
Other income (expense)
  Interest............................   (215,000)      35,000 (8)    (180,000)
  Gain on disposition of assets.......     10,000          --           10,000
                                       ----------  -----------      ----------
                                         (205,000)      35,000        (170,000)
                                       ----------  -----------      ----------
    Loss from continuing operations    $ (957,000) $   642,000      $ (315,000)
                                       ==========  ===========      ==========
Discontinued Operations:
                                                     1,084,000 (1)
                                                      (346,000)(2)
                                                      (200,000)(3)
                                                      (300,000)(6)
                                                      (163,000)(10)     75,000
                                                   -----------      ----------
    Income from discontinued opera-
     tions............................                  75,000          75,000
                                                   ===========      ==========
Weighted average number of common
 shares outstanding................... 15,792,802   15,792,802      15,792,802
                                       ==========  ===========      ==========
Income/(loss) per common share--con-
 tinuing operations................... $    (0.06) $      0.04      $    (0.02)
                                       ==========  ===========      ==========
Income/(loss) per common share--dis-
 continued operations................. $      --   $      0.00      $     0.00
                                       ==========  ===========      ==========

                                                              Page 7 of 31 Pages

                         MEMRY CORPORATION & SUBSIDIARY

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 1996
                                  (UNAUDITED)

                                                   PRO FORMA
                                     HISTORICAL   ADJUSTMENTS       PRO FORMA
                                     -----------  -----------      -----------
Revenues
  Product Sales..................... $ 3,195,000  $(2,538,000)(11) $   657,000
  Research and development..........     479,000          --           479,000
                                     -----------  -----------      -----------
                                       3,674,000   (2,538,000)       1,136,000
                                     -----------  -----------      -----------
Cost of revenues
  Manufacturing.....................   2,915,000   (2,436,000)(11)     479,000
  Research and development..........     422,000          --           422,000
                                     -----------  -----------      -----------
                                       3,337,000   (2,436,000)         901,000
                                     -----------  -----------      -----------
    Gross profit....................     337,000     (102,000)         235,000
                                     -----------  -----------      -----------
Operating expenses
  General, selling and administra-
   tion.............................   2,102,000     (337,000)(11)   1,765,000
  Depreciation and amortization.....      90,000      (52,000)(12)      38,000
                                     -----------  -----------      -----------
                                       2,192,000     (389,000)       1,803,000
                                     -----------  -----------      -----------
    Operating loss..................  (1,855,000)     287,000       (1,568,000)
Other income (expense)..............
  Interest..........................    (250,000)      47,000 (13)    (203,000)
                                     -----------  -----------      -----------
    Loss from continuing operations. $(2,105,000) $   334,000      $(1,771,000)
                                     ===========  ===========      ===========
Discontinued Operations:
                                                    1,084,000 (1)
                                                     (346,000)(2)
                                                     (200,000)(3)
                                                     (300,000)(6)
                                                     (184,000)(10)
                                                                        54,000
                                                  -----------      -----------
    Income from discontinued opera-
     tions..........................              $    54,000      $    54,000
                                                  ===========      ===========
Weighted average number of common
 shares outstanding.................   8,357,118    8,357,118        8,357,118
                                     ===========  ===========      ===========
Income/(loss) per common share--
 continuing operations.............. $     (0.25) $      0.04      $     (0.21)
                                     ===========  ===========      ===========
Income/(loss) per common share--
 discontinued operations............ $       --   $      0.01      $      0.01
                                     ===========  ===========      ===========

                                                              Page 8 of 31 Pages

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 1. To record the sale of the manufacturing equipment of the Wright Machine subsidiary for $1,100,000 cash, resulting in a gain of $1,084,000.
 2. To write down the land and building of the Wright Machine location to net realizable value of $500,000.
 3. To record severance expense related to the discontinued operations of Wright Machine in the amount of $200,000.
 4. To record the repayment of term loan made with $471,000 of the proceeds noted in item 1.
 5. To record the repayment of accounts payable made with $329,000 of the proceeds noted in item 1.
 6. To write down the Wright Machine remaining inventory to net realizable value.
 7. To eliminate the historical operating revenues and expenses of Wright Machine Company for the nine months ended March 31, 1997 based on the assumption that the operation was discontinued and the machinery and equipment was sold effective July 1, 1996.
 8. To record the reduction in interest expense for the nine months ended March 31, 1997 based on the assumption that the proceeds from the sale was used to pay down debt in the amount noted in item 1 above, effective July 1, 1996.
 9. To eliminate the depreciation of the Wright Machine location building to discontinued operations for the nine months ended March 31, 1997.
10. To record carrying charges on the Wright Machine location building for the nine months ended March 31, 1997 and other wind-up costs.
11. To eliminate the historical operating revenues and expenses of Wright Machine Company for the year ended June 30, 1996 based on the assumption that the operation was discontinued and the machinery and equipment was sold effective July 1, 1995.
12. To eliminate the depreciation of the Wright Machine location building to discontinued operations for the year ended June 30, 1996.
13. To record the reduction in interest expense for the year ended June 30, 1996 based on the assumption that the proceeds from the sale was used to pay down debt in the amount noted in item 4 above, effective July 1, 1995.


                                                              Page 9 of 31 Pages

                                 EXHIBIT INDEX



Exhibit No.    Description of Document
-----------    -----------------------


2. Purchase Agreement, dated as of May 12, 1997, between Wright Machine Corporation and Thomas Industries Auction & Liquidation Corporation. *



*    Filed electronically herewith.

                                                             Page 10 of 31 Pages